UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: May 10, 2010
(Date of earliest event reported)

ENERGIZ RENEWABLE, INC.
(Exact name of registrant as specified in its charter)

Florida --------------------------------	000-27279 --------------------------------	65-1016255 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 First Street
Keyport, NJ 07735
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(Address of principal executive offices) (Zip Code)

(732) 319-9235
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item  8.01      Other Events.

On Thursday, May 6, 2010 at a Board of Directors meeting, the Registrant agreed to having the Agency Agreement dated October 6, 2009 between Energiz International, Inc. having its European office at 33 Avenue Duquesne 75007 Paris, France and Environmental Energy Enterprise Ltd. Having its head office at 18/3 Hanesiim Raanana Israel 43583, including the signed addendum to said Agency Agreement entered into on May 5, 2010, extending the Agreement to November 30,2010, to be assigned to the Registrant for 3,000,000 newly issued common shares of the Registrant to be issued to Environmental Energy Enterprise Ltd.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statement and Exhibits.

                        Exhibit 10.1             Board of Directors Resolution dated May 6, 2010
                        Exhibit 10.2             Agency Agreement dated October 6, 2009
                        Exhibit 10.3             Agency Agreement Addendum dated May 5, 2010

SIGNATURE

ENERGIZ RENEWABLE, INC.
(Registrant)

Date: May 10, 2010	By: /s/ EDWARD T. WHELAN
Edward T. Whelan
Chief Executive Officer and
Chief Financial Officer
(Duly Authorized Officer)